UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2026, PMGC Holdings Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Articles of Incorporation, as amended (the “Certificate of Amendment”), to effect a 4-for-1 reverse stock split (the “Split”) of the shares of the Company’s authorized, issued, and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), such Split to be effective on January 6, 2026 at 9:00 a.m. Eastern Standard Time (the “Effective Time”).

The Certificate of Amendment provided that at the Effective Time, every four (4) shares of the Company’s issued and outstanding Common Stock would be automatically combined, without any action on the part of the holder thereof, into one (1) share of Common Stock. The Certificate of Amendment also provided that the Company’s authorized shares of capital stock would be 1,000,000,000 (one billion), comprised of 500,000,000 (five hundred million) shares of Common Stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.

The Common Stock began trading on a Split-adjusted basis on The Nasdaq Capital Market when the market opened on January 6, 2026. The trading symbol for the Common Stock remained “ELAB” after the Split. The Common Stock was assigned a new CUSIP number (73017P 409) following the Split.

The Split had no effect on the par value of the Common Stock. No fractional shares were issued in connection with the Split and stockholders received one share of Common Stock in lieu of a fractional share.

To reflect the Split, the Company proportionally adjusted the number of shares of Common Stock (i) underlying its outstanding stock awards, (ii) underlying its outstanding options, (iii) reserved under its equity incentive plan, (iv) underlying its outstanding warrants, and (v) proportionally adjusted the exercise price of its outstanding warrants.

A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Information.

On January 5, 2026, the Company issued a press release announcing the Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment filed on January 6, 2026.
99.1	Press Release dated January 5, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer and Chief Financial Officer

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